EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Inc. Expands Brands and Manufacturing to California

VANCOUVER, B.C., CANADA (June 11, 2019) – Body and Mind Inc. (CSE: BAMM, OTC Pink: BMMJ) (the “Company” or “BaM”), a multi-state operator in Nevada, Ohio and Arkansas is pleased to announce manufacturing expansion into California through BaM’s California subsidiary, NMG Cathedral City, LLC (“NMG”).

NMG has entered a management and administrative services agreement (the “Management Agreement”) with Satellites Dip, LLC, (“SD”), a licensed cannabis business conducting commercial cannabis activity within the state of California. NMG will manage day to day operations of the custom built 7,800 square foot manufacturing facility in Cathedral City, California. The facility was custom designed for large volume cannabis manufacturing and has been producing wholesale concentrates since construction completion in 2017.

“This is a tremendous milestone for Body and Mind as we expand our marquis lifestyle brands into the key California market. The opportunity to move into a fully licensed facility and leverage our expertise and award-winning formulations will rapidly create revenue without significant construction capital expense or license delay,” stated Robert Hasman, President of Nevada Medical Group and a director of BaM. ”This expansion will dramatically increase the output and efficiency of our popular brands. We have considered numerous opportunities in California and the team at Satellites Dip are aligned with our culture of quality and are excited to expand operations and revenues. NMG has ordered additional top-quality extraction equipment and is working with software vendors for efficiency solutions.”

Azadeh Dast, President of Satellites Dip LLC commented, “We are in a highly regulated, competitive and fast changing industry. Companies with deep understanding of the cannabis industry focus on product consistency, quality of services and agility, and are there to stay. That is why we chose Body and Mind to manage our business operations and take us to the next level."

The Cathedral City facility contains state of the art distillation equipment including ethanol and BHO processes and is expected to provide Body and Mind speed to market for popular products including oils, shatter, wax, live badder and ambrosia. Additionally, the facility is anticipated to commence producing Body and Mind edibles including Pretzel Bites and Gummies

The Cathedral City manufacturing facility is licensed by the state of California and has received renewal on all annual licenses.

The one year Management Agreement, with a one year renewal term, commenced on June 6, 2019 and encompases the following:

•	Management Fee

o	NMG will be paid a management fee of 30 % of Net Profits or Ten Thousand Dollars (US$10,000) per month, whichever is greater.

•	Brand Licensing

o	NMG shall work to broker commercial arrangements between SD and third-party cannabis brand owners whereby SD licenses commercial cannabis brands from third parties in connection with SD’s commercial cannabis activity in exchange for a license fee.

o

Specifically, within thirty (30) days of the effective date of the Management Agreement, NMG shall broker a commercial arrangement between its affiliate company, Nevada Medical Group, LLC and SD whereby SD licenses the trademarks and other intellectual property to be used in connection with SD’s manufacturing of cannabis products bearing such licensed trademarks (the “Branded Products”) on terms as favorable as the most favored licensee.

•	Equipment and Capital

o	NMG shall furnish all equipment and machinery necessary for SD’s manufacturing of the Branded Products. Any equipment provided by NMG to SD shall be owned by NMG in its entirety and, subject to SD’s approval of the terms, leased to SD pursuant to an Equipment Lease Agreement entered into between NMG and SD, dated June 6, 2019.

•	Loan

o	The Parties have entered into a certain secured loan agreement dated June 6, 2019 whereby NMG has loaned SD Two Hundred and Fifty Thousand Dollars (US$250,000) (the “Loan”) to be used solely in connection with SD’s commercial cannabis activity. The Loan shall be due and payable on June 6, 2020 (the “Maturity Date”) and shall bear interest at a rate of 12% per annum which shall be accrued, compounded quarterly and payable on the Maturity Date. The Maturity Date may be extended upon mutual agreement of the parties. The Loan will be secured by a sercurity interest in and to all of SD’s assets.

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

For further information, please contact:

Michael Mills

Tel: 800-361-6312

mmills@bamcannabis.com

About Body and Mind Inc.

BaM is a publicly traded multi-state operator investing in high quality medical and recreational cannabis cultivation, manufacturing and retail. Our wholly-owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and manufacturing licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, Arkansas, Ohio and California and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.